EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, James Karrels, Senior Vice President and Chief Financial Officer (principal financial officer) of MacroGenics, Inc. (the Registrant), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2026 of the Registrant (the Report), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James Karrels
Name: James Karrels
Date: August 14, 2026